Long-Term Debt	12 Months Ended
Dec. 31, 2015
Debt Disclosure [Abstract]
Long-Term Debt
11.	Long-Term Debt

Long-term debt consisted of the following:

	December 31, 2015	December 31, 2014
	(in thousands)
Sale leaseback financing obligation	$121,992	$126,643
Senior term loan on Uphoff properties ("VIE Debt", see Note 5)	—	56,452
2014 Revolver, bearing interest at Prime or LIBOR plus an applicable margin	450,000	683,378
6.375% Senior Notes Due 2023	800,000	—
5.500% Senior Notes Due 2020	600,000	—
Notes payable, bearing interest at 6% and 4%	3,525	3,552
Capital lease obligations	7	494
Note payable, bearing interest at 7%	443	457
Promissory note with ETP	—	235,000
Total debt	1,975,967	1,105,976
Less: current maturities	5,084	13,772
Less: debt issuance costs	18,352	—
Long-term debt, net of current maturities	$1,952,531	$1,092,204

At December 31, 2015, scheduled future debt principal maturities were as follows (in thousands):

2016	$5,084
2017	7,809
2018	5,053
2019	455,318
2020	605,598
Thereafter	897,105
Total	$1,975,967

5.500% Senior Notes Due 2020

On July 20, 2015, we and our wholly-owned subsidiary, SUN Finance (together with the Partnership, the “2020 Issuers”), completed a private offering of $600.0 million 5.500% senior notes due 2020 (the “2020 Senior Notes”). The terms of the 2020 Senior Notes are governed by an indenture dated July 20, 2015 (the “2020 Indenture”), among the 2020 Issuers, our General Partner, and certain other subsidiaries of the Partnership (the “2020 Guarantors”) and U.S. Bank National Association, as trustee (the “2020 Trustee”). The 2020 Senior Notes will mature on August 1, 2020 and interest is payable semi-annually on February 1 and August 1 of each year, commencing February 1, 2016. The 2020 Senior Notes are senior obligations of the 2020 Issuers and are guaranteed on a senior basis by all of the Partnership’s existing subsidiaries. The 2020 Senior Notes and guarantees are unsecured and rank equally with all of the 2020 Issuers’ and each 2020 Guarantor’s existing and future senior obligations. The 2020 Senior Notes are senior in right of payment to any of the 2020 Issuers’ and each 2020 Guarantor’s future obligations that are, by their terms, expressly subordinated in right of payment to the 2020 Senior Notes and guarantees. The 2020 Senior Notes and guarantees are effectively subordinated to the 2020 Issuers’ and each 2020 Guarantor’s secured obligations, including obligations under the Partnership’s revolving credit facility, to the extent of the value of the collateral securing such obligations, and structurally subordinated to all indebtedness and obligations, including trade payables, of the Partnership’s subsidiaries that do not guarantee the 2020 Senior Notes.

Net proceeds of $592.5 million were used to fund a portion of the Susser Cash Consideration.

6.375% Senior Notes Due 2023

On April 1, 2015, we and our wholly-owned subsidiary, SUN Finance (together with the Partnership, the “2023 Issuers”), completed a private offering of $800.0 million 6.375% senior notes due 2023 (the “2023 Senior Notes”). The terms of the 2023 Senior Notes are governed by an indenture dated April 1, 2015 (the “2023 Indenture”), among the 2023 Issuers, our General Partner, and certain other subsidiaries of the Partnership (the “2023 Guarantors”) and U.S. Bank National Association, as trustee (the “2023 Trustee”). The 2023 Senior Notes will mature on April 1, 2023 and interest is payable semi-annually on April 1 and October 1 of each year, commencing October 1, 2015. The 2023 Senior Notes are senior obligations of the 2023 Issuers and are guaranteed on a senior basis by all of the Partnership’s existing subsidiaries. The 2023 Senior Notes and guarantees are unsecured and rank equally with all of the 2023 Issuers’ and each 2023 Guarantor’s existing and future senior obligations. The 2023 Senior Notes are senior in right of payment to any of the 2023 Issuers’ and each 2023 Guarantor’s future obligations that are, by their terms, expressly subordinated in right of payment to the 2023 Senior Notes and guarantees. The 2023 Senior Notes and guarantees are effectively subordinated to the 2023 Issuers’ and each 2023 Guarantor’s secured obligations, including obligations under the Partnership’s revolving credit facility, to the extent of the value of the collateral securing such obligations, and structurally subordinated to all indebtedness and obligations, including trade payables, of the Partnership’s subsidiaries that do not guarantee the 2023 Senior Notes. ETP Retail provided a guarantee of collection to the 2023 Issuers with respect to the payment of the principal amount of the 2023 Senior Notes. ETP Retail is not subject to any of the covenants under the 2023 Indenture.

In connection with our issuance of the 2023 Senior Notes, we entered into a registration rights agreement with the initial purchasers pursuant to which we agreed to complete an offer to exchange the 2023 Senior Notes for an issue of registered notes with terms substantially identical to the 2023 Senior Notes on or before April 1, 2016 (the “Target Date”). We have not completed this exchange offer and, as a result, we are required to pay each holder of 2023 Senior Notes liquidated damages in the form of additional interest equal to 0.25% per annum of the principal amount of 2023 Senior Notes held by such holder, with respect to the first 90 days after the Target Date (which rate will be increased by an additional 0.25% per annum for each subsequent 90 day period that such liquidated damages continue to accrue), in each case until the exchange offer is completed; provided, however, that at no time will the amount of liquidated damages accruing exceed in the aggregate 1.00% per annum.

Net proceeds of $786.5 million were used to fund the Sunoco Cash Consideration and repay borrowings under our 2014 Revolver (as defined below).

Revolving Credit Agreement

On September 25, 2014, we entered into a new $1.25 billion revolving credit facility (the “2014 Revolver”) with a syndicate of banks expiring September 25, 2019 (which date may be extended in accordance with the terms of the 2014 Revolver). The 2014 Revolver includes an accordion feature providing flexibility to increase the facility by an additional $250 million, subject to certain conditions. Borrowings under the 2014 Revolver were used to repay and cancel the $400 million revolving credit facility (the “2012 Revolver”) entered into in connection with the IPO. Effective April 8, 2015, in connection with the Sunoco LLC Acquisition, we entered into a Specified Acquisition Period (as defined in the 2014 Revolver) in which our leverage ratio compliance requirements were adjusted upward. Such Specified Acquisition Period ended on August 19, 2015 and concurrently in connection with the Susser Acquisition, we entered into a new Specified Acquisition Period.

Borrowings under the 2014 Revolver bear interest at a base rate (a rate based off of the higher of (a) the Federal Funds Rate (as defined therein) plus 0.50%, (b) Bank of America’s prime rate or (c) one-month LIBOR (as defined therein) plus 1.00%) or LIBOR, in each case plus an applicable margin ranging from 1.50% to 2.50%, in the case of a LIBOR loan, or from 0.50% to 1.50%, in the case of a base rate loan (determined with reference to the Partnership’s Leverage Ratio (as defined therein)). Upon the first achievement by the Partnership of an investment grade credit rating, the applicable margin will decrease to a range of 1.125% to 2.0%, in the case of a LIBOR loan, or from 0.125% to 1.00%, in the case of a base rate loan (determined with reference to the credit rating for the Partnership’s senior, unsecured, non-credit enhanced long-term debt). Interest is payable quarterly if the base rate applies, at the end of the applicable interest period if LIBOR applies and at the end of the month if daily floating LIBOR applies. In addition, the unused portion of the 2014 Revolver is subject to a commitment fee ranging from 0.250% to 0.350%, based on the Partnership’s Leverage Ratio (as defined therein). Upon the first achievement by the Partnership of an investment grade credit rating, the commitment fee will decrease to a range of 0.125% to 0.275%, based on the Partnership’s credit rating as described above.

The 2014 Revolver requires the Partnership to maintain a Leverage Ratio of not more than 5.50 to 1.00. The maximum Leverage Ratio is subject to upwards adjustment of not more than 6.00 to 1.00 for a period not to exceed three fiscal quarters in the event the Partnership engages in an acquisition of assets, equity interests, (as defined therein) operating lines or divisions by the Partnership, a subsidiary, (as defined therein) an unrestricted subsidiary (as defined therein) or a joint venture for a purchase price of not less than $50 million. Effective October 7, 2014 in connection with the acquisition of MACS, we entered into a Specified Acquisition period in which our leverage ratio compliance requirements were adjusted upward. Such Specified Acquisition Period ended on April 8, 2015, and concurrently in connection with the Sunoco LLC acquisition, we entered into a new Specified Acquisition Period. This Specified Acquisition Period likewise ended in turn and was concurrently replaced on August 19, 2015, in connection with the Susser acquisition. Indebtedness under the 2014 Revolver is secured by a security interest in, among other things, all of the Partnership’s present and future personal property and all of the present and future personal property of its guarantors, the capital stock of its material subsidiaries (or 66% of the capital stock of material foreign subsidiaries), and any intercompany debt. Upon the first achievement by the Partnership of an investment grade credit rating, all security interests securing the 2014 Revolver will be released.

On April 10, 2015, the Partnership entered into a First Amendment to Credit Agreement and Increase Agreement (the “First Amendment”) with the lenders party thereto and Bank of America, N.A. in its capacity as administrative agent and collateral agent, pursuant to which the lenders thereto severally agreed to (i) provide $250 million in aggregate incremental commitments under the Partnership’s 2014 Revolver and (ii) make certain amendments to the 2014 Revolver as described in the First Amendment. After giving effect to the First Amendment, the 2014 Revolver permits the Partnership to borrow up to $1.5 billion on a revolving credit basis.

On December 2, 2015, the Partnership entered into an amendment (the "Amendment") to that certain Credit Agreement, dated as of September 25, 2014 (as amended to date, the "Credit Agreement") with the lenders party thereto and Bank of America, N.A., in its capacity as a letter of credit issuer, as swing line lender, and as administrative agent. The Amendment amended the Credit Agreement to, among other matters, (a) permit the incurrence of a term loan credit facility in connection with the consummation of the ETP Dropdown, (b) permit such term loan credit facility to be secured on a pari passu basis with the indebtedness incurred under the Credit Agreement (as amended by the Amendment) pursuant to a collateral trust arrangement whereby a financial institution agrees to act as common collateral agent for all pari passu indebtedness and (iii) temporarily increase the maximum leverage ratio permitted under the Credit Agreement (as amended by the Amendment) in connection with the consummation of the ETP Dropdown.

As of December 31, 2015, the balance on the 2014 Revolver was $450.0 million, and $22.5 million in standby letters of credit were outstanding. The unused availability on the 2014 Revolver at December 31, 2015 was $1,027.5 million. The Partnership was in compliance with all financial covenants at December 31, 2015.

Guaranty by Susser of the 2014 Revolver

In 2012, Susser entered into a Guaranty of Collection (the “Guaranty”) in connection with the term loan and the 2012 Revolver, which was transferred to the 2014 Revolver. Pursuant to the Guaranty, Susser guaranteed the collection of the principal amount outstanding under the 2014 Revolver. Susser’s obligation under the Guaranty was limited to $180.7 million. Susser was not required to make payments under the Guaranty unless and until (a) the Partnership failed to make a payment on the 2014 Revolver, (b) the obligations under such facilities were accelerated, (c) all remedies of the applicable lenders to collect the unpaid amounts due under such facilities, whether at law or equity, were exhausted and (d) the applicable lenders failed to collect the full amount owing on such facilities. In addition, Susser entered into a Reimbursement Agreement with PropCo, whereby Susser was obligated to reimburse PropCo for any amounts paid by PropCo under the Guaranty of the 2014 Revolver executed by our subsidiaries. Susser’s exposure under this reimbursement agreement was limited, when aggregated with its obligation under the Guaranty, to $180.7 million. Subsequent to the closing of the Susser acquisition, Susser and its material subsidiaries (as defined by the 2014 Revolver) were joined to the 2014 Revolver as subsidiary guarantors and Susser was released from the Guaranty.

Variable Interest Entity Debt

Our consolidated VIEs (resulting from the MACS acquisition) had a senior term loan (“VIE Debt”), collateralized by certain real and personal properties of the consolidated variable interest entities. We exercised our right of purchase on the VIE during 2015 (refer to Note 5 for details). The VIE Debt bore interest at LIBOR plus 3.75%, with a floor of 4.5%. As of December 31, 2014, the interest rate was 4.5% and the balance outstanding was $34.0 million. The VIE Debt principal and interest were repayable in equal monthly installments over a 20 year period and included the right to prepay all outstanding principal at any time, with a penalty of up to 3.0% depending on the date of repayment.

As of December 31, 2014, the remaining VIE debt of approximately $22.5 million consisted of loans collateralized by equipment and property. The average stated interest rate for these loans was approximately 5.4%.

Sale Leaseback Financing Obligation

On April 4, 2013, MACS completed a sale leaseback transaction with two separate companies for 50 of its dealer operated sites. As MACS did not meet the criteria for sale leaseback accounting, this transaction was accounted for as a financing arrangement over the course of the lease agreement. The obligations mature in varying dates through 2033, require monthly interest and principal payments, and bear interest at 5.125%. The obligation related to this transaction is included in long-term debt and the balance outstanding as of December 31, 2015 was $122.0 million.

Promissory Note with ETP

On August 29, 2014, in connection with the ETP Merger, Susser entered into a promissory note with HHI, providing Susser with a line of credit of up to $350 million, maturing on December 31, 2017. Initial borrowings under the promissory note were used to repay outstanding balances on Susser’s Second Amended and Restated Credit Agreement and to fund miscellaneous closing costs associated with the ETP Merger. Borrowings under the promissory note accrued interest at a rate equal to the three month LIBOR plus 1.5%. Susser paid interest on the unpaid principal balance on the first business day of each month. The promissory note was canceled in connection with the closing of the Susser acquisition with a balance of $255.0 million. As of December 31, 2015, there were no amounts due and outstanding under the promissory note.

Other Debt

On July 8, 2010, we entered into a mortgage note for an aggregate initial borrowing amount of $1.2 million. Pursuant to the terms of the mortgage note, we make monthly installment payments that are comprised of principal and interest through the maturity date of July 1, 2016. The balance outstanding at each December 31, 2014 and 2015 was $1.0 million. The mortgage note bears interest at a fixed rate of 6.0%. The mortgage note is secured by a first priority security interest in a property owned by the Partnership.

In September 2013, we assumed a $3.0 million term loan as part of the acquisition of Gainesville Fuel, Inc. The balance outstanding at December 31, 2014 and 2015 was $2.5 million. The term loan bears interest at a fixed rate of 4.0%.

The estimated fair value of long-term debt is calculated using Level 3 inputs. The fair value of debt as of December 31, 2015, is estimated to be approximately $1.9 billion, based on outstanding balances as of the end of the period using current interest rates for similar securities.

Fair Value Measurements

We use fair value measurements to measure, among other items, purchased assets and investments, leases and derivative contracts. We also use them to assess impairment of properties, equipment, intangible assets and goodwill. Fair value is defined as the price at which an asset could be exchanged in a current transaction between knowledgeable, willing parties. A liability’s fair value is defined as the amount that would be paid to transfer the liability to a new obligor, not the amount that would be paid to settle the liability with the creditor. Where available, fair value is based on observable market prices or parameters, or is derived from such prices or parameters. Where observable prices or inputs are not available, use of unobservable prices or inputs is used to estimate the current fair value, often using an internal valuation model. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the item being valued.

ASC 820 “Fair Value Measurements and Disclosures” prioritizes the inputs used in measuring fair value into the following hierarchy:

Level 1	Quoted prices (unadjusted) in active markets for identical assets or liabilities;
Level 2	Inputs other than quoted prices included within Level 1 that are either directly or indirectly observable;
Level 3	Unobservable inputs in which little or no market activity exists, therefore requiring an entity to develop its own assumptions about the assumptions that market participants would use in pricing.

Debt or equity securities are classified into the following reporting categories: held-to-maturity, trading or available-for-sale securities. The investments in debt securities, which typically mature in one year or less, are classified as held-to-maturity and valued at amortized cost, which approximates fair value. The fair value of marketable securities is measured using Level 1 inputs. There were none outstanding at December 31, 2014 and 2015.